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                                                                 EXHIBIT 10.17




        Note:   Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.


                 AMENDMENT NO. 1 TO SABRE SUBSCRIBER AGREEMENT

         This Amendment to the SABRE Subscribed Agreement made and entered into this [14] day of [FEB] 1994, between American Airlines, Inc. ("American") and 1-800 Low Air Fare Travel ("Customer").

                                    RECITALS

         WHEREAS, American and Customer have entered into that certain SABRE Subscriber Agreement, dated as of __________ _; (the "Agreement") and

         WHEREAS, it is in the best interest of the parties to modify certain provisions of the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, American and Customer agree as follows:

1.       Effective Date.  The effective date of this Amendment is [UPON
INSTALL].

2. Credit Bank. American and Customer agree that when Customer exceeds the SABRE Booking level of [ * ] per video agent set and video agent set triple A's per month for each measurement period, as described in the Schedule A and Supplement, American shall establish a credit of [ * ] per SABRE Booking per video agent set and video agent set triple A's in excess of the SABRE Booking level stated herein. This amount will be applied automatically toward the payment of SABRE Charges. This credit may be converted to cash upon completion of each measurement period; provided, however, that Customer is current in its payments due American including any charges due American should Customer not achieve the minimum SABRE Booking level as described on the Schedule A. Any unused portion of the credit bank shall revert to American and be unavailable for Customer's use upon the happening of either of the following events: (i) the expiration of the Initial Term as defined in the Agreement or
(ii) termination of the Agreement for any reason.

3. Confidentiality. It is expressly understood and agreed that this Amendment and the Agreement, and each and every provision hereof, shall be held and treated as confidential and shall not be disclosed by Customer to any other person, firm, organization, association, or entity, of any and every kind, whether public, private or governmental, for any reason, or at any time, without the prior written consent of American, unless such disclosure is requested by law or legal process relating to proceedings between a party hereto and any third party. In the event of such disclosure, this Amendment and the Agreement may be terminated immediately by American, without notice to Customer, and American


[*] The redacted portion, indicated by this symbol, is the subject of a confidential treatment request.





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shall have the right to pursue any remedies available to it in law or in equity.

4. Defined Terms. The defined terms not otherwise defined in this Amendment shall have the meaning given to them as in the Agreement.

5. Agreement. Except as otherwise provided herein, all other terms of the Agreement remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment, the Amendment shall control.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year written above.

   1-800-LOW AIR FARE TRAVEL                    AMERICAN AIRLINES, INC.


By:[/s/ GEORGE CARAPELLA V.P.]              By: [/s/ JEANNE M. HALL]
   ---------------------------                  -------------------------
   (Signature)                                  (Signature)

Name: [GEORGE CARAPELLA]                    Name: [JEANNE M. HALL]
      ------------------------                    -----------------------
      (Print Name)                                (Print Name)

Title:[VICE PRESIDENT]                      Title:[MANAGER]
      ------------------------                    -----------------------
                                                    SABRE Travel
                                                    Information Network

Date: [2/15/94]                             Date: [2-24-94]
      ------------------------                    -----------------------

PCC:     4C62





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